UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2019

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34569

Delaware	26-0489289
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 698-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.    Regulation FD Disclosure

The information contained in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished by Ellington Financial Inc. (the "Company") pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.
On April 5, 2019, the Company issued a press release announcing its estimated book value per share as of March 31, 2019. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events

On April 5, 2019, Ellington Financial Inc. (the "Company") issued a press release announcing that its Board of Directors had declared a dividend of $0.14 per share. The dividend will be paid on May 28, 2019 to stockholders of record on April 30, 2019. A copy of the press release is filed herewith as Exhibit 99.1 to this current report on Form 8-K and the information related to the dividend is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K.

99.1    Press Release date April 5, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date: April 11, 2019	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer